UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

Cord Blood America, Inc.
(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA 90069
(Address of principal executive offices)

(310) 432-4090
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Other Events.

 CorCell Acquisition: Amendment and Closing

The terms of the transaction contemplated by the Asset Purchase Agreement dated October 13, 2006 (the "CorCell Asset Purchase Agreement"), and the Amendment and Modification to Existing Samples Purchase Agreement (“CorCell Existing Samples Purchase Agreement”) dated February 28, 2007 between Cord Blood America, Inc. ("CBAI"), and Vita34 A.G.

Pursuant to the CorCell Asset Purchase Agreement and the CorCell Existing Samples Purchase Agreement, CBAI acquired certain assets of CorCell from Vita34 A.G. in exchange for $ 1,841,308.13 in cash and $1,761,077.66 value paid in common restricted shares of the company. The Acquisition related to the existing customer samples owned by CorCell, Inc. and associated with the operations of CorCell, Inc., which predominantly is the current customer base and revenues. Copies of the Agreements were filed with the Commission on March 7, 2007 as Exhibits 10.119-10.131, and reference agreements filed with the Commission on October 18, 2006, Exhibits 10.72-10.89.

Shelter Island Opportunity Fund

On February 14, 2007, Cord Blood America, Inc. (the “Company”) entered into a Securities Purchase Agreement with Shelter Island Opportunity Fund, LLP (the “Subscriber”). Pursuant to the Securities Purchase Agreement, the Company (i) issued to Subscriber a SECURED ORIGINAL ISSUE DISCOUNT DEBENTURE bearing interest at the rate of 11.25% (or Prime +3%) with an aggregate principal amount of $2,300,000 and (ii) delivered 1,000,000 unregistered shares of its Common Stock (the “Shares”) to Subscriber. The Securities Purchase Agreement is due 30 months from the date of issuance. The Securities Purchase Agreement also is subject to acceleration upon an event of default, as defined in the note. Pursuant to the Securities Purchase Agreement, Subscriber was granted registration rights for the Shares in the event that the Company proposes to register any other shares of its common stock. The Securities Purchase Agreement, SECURED ORIGINAL ISSUE DISCOUNT DEBENTURE, along with the Registration Rights agreement, Put Option agreement, Warrant Agreement, Stock Pledge Agreement, Security Agreement, Personal Guaranty, Control Account Agreement, Blocked Account Agreement, Collateral Monitoring Agreement, and Pledge Agreement by Matthew Schissler, were filed with the Commission on February 20, 2007 as exhibits and incorporated by reference (Ex. 10.97-10.110 attached hereto).

On February 14, 2007, Cord Blood America, Inc. (the “Company”) entered into an Advisory Fee Agreement, Registration Rights Agreement, Put Option Agreement, and Warrant Agreement Ascendiant Securities, LLP (the “Subscriber”). Pursuant to the Securities Purchase Agreement signed with the Shelter Island Opportunity Fund referenced, Ascendiant receives a 3.75% advisory fee for their services.  In addition, they are entitled to the same benefits as Shelter Island Opportunity fund for Registrations Rights, Put Option and Warrant agreements. These agreements were filed with the Commission on February 20, 2007, as exhibits and incorporated by reference. (Exhibits 10.111-10.114 attached hereto)

Forward Looking Statements and Related Risks

Statements contained in this Report that are not purely historical are forward-looking statements. Such statements can be identified by the use of the forward-looking words "anticipate," "estimate," "project," "likely," "believe," "intend," "expect," or similar words. These statements discuss future expectations, contain projections regarding future developments, operations, or financial conditions, or state other forward-looking information. When considering such forward-looking statements, you should keep in mind the critical factors noted in the following section and other cautionary statements throughout this Report and our other filings with the SEC. You should also keep in mind that all forward-looking statements are based on management's existing beliefs about present and future events outside of management's control and on assumptions that may prove to be incorrect. If one or more risks identified in any applicable filings materializes, or any other underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected, or intended.

Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Attached hereto beginning on Page F-1 are the following audited financial statements of the acquired portions of the blood storage business of CorCell, Inc.:

 (b)  Pro-forma Financial Information.

UNAUDITED PRO-FORMA FINANCIAL INFORMATION

The following un-audited pro-forma combined balance sheet and statement of operations reflects the acquisition by Cord Blood America, Inc. (“Cord”) of certain assets and liabilities of CorCell from CorCell, Inc. in exchange for cash and common shares of Cord. The un-audited pro-forma combined balance sheet and the pro-forma statement of operations have been derived from the audited consolidated financial statements of Cord included in its Annual Report on Form 10KSB for the year ended December 31, 2006, as filed with the SEC, and from the historical audited financial statements of the CorCell Business of CorCell, Inc. for the year ended December 31, 2006, attached to this Report beginning on page F-1. The un-audited pro-forma combined condensed balance sheet as at December 31, 2006 was prepared as if the transactions described in the CorCell Existing Samples Purchase Agreement and Amended Existing Samples Purchase Agreement had occurred on December 31, 2006 and the un-audited pro-forma combined condensed statement of operations for the year ended December 31, 2006 as if the transaction had occurred on January 1, 2006.

CorCell, Inc.’s operations include the business of collection, processing and storage of blood taken from umbilical cord after a child is born (thereafter referred to as “CorCell Business”.) Pursuant to the CorCell Existing Samples Purchase Agreement, on October 13, 2006, CorCell, Inc. entered into an agreement with Cord Blood America, Inc. under which Cord Blood America, Inc. started the process of acquiring the CorCell Business described above. This included certain assets of the Business, including all rights to possession and custody of all acquired samples. The acquisition of CorCell Business by Cord Blood America, Inc. was completed on February 28, 2007 with the signing of an Amended and Modified Existing Samples Purchase Agreement.

Under the Amended Agreement, in consideration for the acquired assets, certain equipment and other select assets, Cord paid $1,500,000 in cash, issued a promissory note in the amount of $250,000, and a convertible note in the amount of approximately $213,000. It also issued common shares in the amount of $1,761,078, or 18,498,718 common shares, treasury shares of 1,666,667 as security for the transaction, and assumed certain liabilities from CorCell, Inc.

In the opinion of management of Cord, all adjustments necessary to present fairly the pro-forma balance sheet and statement of operations have been made, based on the structure and terms of the transaction.

The un-audited pro-forma combined balance sheet and statement of operations are not necessarily indicative of what actual results would have been had the transactions described in the Amended and Modified Existing Samples Purchase Agreement occurred at December 31, 2006 or January 1, 2006, nor do they purport to indicate the results of future operations of Cord Blood and the blood storage business acquired from CorCell, Inc.. Furthermore, no effect has been given in the un-audited pro-forma condensed statement of operations for synergistic benefits that may be realized through the combination of the two businesses or costs that may be incurred in integrating operations. The un-audited pro-forma combined balance sheet and statement of operations should be read in conjunction with the accompanying notes, the historical financial statements and notes to the financial statements of Cord set forth in Cord’s periodic and current reports filed with the SEC and the historical financial statements and notes of the blood storage business of CorCell attached to this Report.

(c)  Balance Sheet.

Pro-Forma Combined Balance Sheet (Un-Audited) December 31, 2006

	Cord Blood		Pro-Forma	JE	Pro-Forma
	America, Inc.	CorCell	Adjustments	#	Combined
ASSETS
Current Assets:
Cash and cash equivalents	$21,566	$211,020	(121,022)	4	$111,564
Restricted cash		50,963	(50,963)	4	250,000
			250,000	2
Accounts receivable, net	45,085	341,940	(138,366)	4	248,659
Prepaid expenses	659	131,895	(102,450)	4	30,104
Due from CorCell, Inc.			79,937	4	79,937
Inventories		15,784			15,784

Total Current Assets	67,310	751,602			736,048

Deposit	22,934	147,809	(147,809)	4	22,934
Fixed assets, net	15,116	240,296			255,412
Deferred costs	91,000				91,000
Deposit, CorCell	300,000		(300,000)	5	-
Trademark	670				670
Customer contracts, net	233,934		250,000	1
			1,029,376	4	5,124,388
			38,000	2
			1,512,000	2
			300,000	5
			1,761,078	3
Domain name, net	368				368
Other assets		23,053	(15,386)	4	7,667

TOTAL ASSETS	$731,332	$1,162,760			$6,238,487

LIABILITIES & STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable	$731,020	$488,229	328,742	4	$890,507
Capital leases, current	5,061	3,165			8,226
Accrued expenses	626,503	792,260	676,482	4	931,663
			(189,382)	4
Deferred revenues	264,607	1,008,459	(6,178)	4	1,279,244
Promissory notes payable, net	5,273,055		(250,000)	1
			(212,959)	4	7,736,014
			(2,000,000)	2
Due to stockholders	45,183				45,183

Total Current Liabilities	6,945,429	2,292,113			10,890,837

Capital leases, net of current	1,948	669			2,617

Stockholders' Deficit
Common stock	8,811		(17)	1	10,703
			(15)	2
			(10)	2
			(1,850)	3
Additional paid-in capital	26,973,756		(158,316)	1	28,791,275
			200,000	2
			15,000	2
			(14,985)	2
			(1,759,228)	3
			(99,990)	2
Due to Parent		(1,130,022)	(1,130,022)	4	-
Deferred consideration	(2,813,029)				(2,813,029)
Common stock, held in treasury	(16,560,000)		158,333	1	(16,818,333)
			100,000	2
Accumulated deficit	(13,825,583)				(13,825,583)

Total Stockholders' Deficit	(6,216,045)	(1,130,022)			(4,654,967)

TOTAL LIABILITIES & STOCKHOLDERS' DEFICIT	$731,332	$1,162,760			$6,238,487

Notes to Pro-Forma Combined Balance Sheet (Un-Audited) December 31, 2006

1.

To record the issuance of a promissory note to the Seller as part of the purchase price

2.

To record the financing and subsequent payment to the Seller as part of the purchase price

3.

To record the issuance of 18,498,718 shares as part of the purchase price

4.

To adjust the assets and liabilities of CorCell Business to reflect those purchased/assumed by Buyer and eliminate those not purchased

5.

To record the initial payment made to CorCell as part of the purchase price.

(d)  Statement of Operations.

Pro-Forma Combined Statement of Operations for Year Ended December 31, 2006

	Cord Blood		Pro-Forma	Aje	Pro-Forma
	America, Inc.	CorCell	Adjustments	#	Combined

Revenues	$3,328,336	$3,066,777			$6,395,113
Cost of Services	3,047,423	1,397,056			4,444,479

Gross Profit	280,913	1,669,721			1,950,634

Administrative and Selling Expenses	3,816,566	3,890,244			8,169,335

			462,525	1

Loss from Operations	(3,535,653)	(2,220,523)			(6,218,701)

Other income	2,755	32,834			35,589
Interest expense	2,112,505	258	251,250	3	2,364,013

Loss from continuing operations	(5,645,403)	(2,187,947)			(8,547,125)

Discontinued operations	43,330				43,330

Net loss	$(5,688,733)	$(2,187,947)			$(8,590,455)

Basic and diluted net loss per common share:
	$(0.13)				$(0.14)

	$(0.13)				$(0.14)
Weighted average common shares outstanding	40,727,701		18,648,718	2	59,376,419

Notes to Pro-Forma Combined Statement of Operations for Year Ended December 31, 2006

1.

To record amortization of the purchased Customer List

2.

To record the interest on the Promissory Notes issued to pay for the transaction.

3.

Reflects the issuance of 18,498,718 shares issued to Vita (parent of CorCell, Inc. - the Seller) on the purchase of the CorCell business and 150,000 shares issued to Capital Growth Resources as a  placement fee related to the purchase

Item 9.0.             Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) are attached by amendment to this Current Report.  These exhibits include the Audit Report (Exhibit 10.140), Balance Sheet (Exhibit 10.141), Statement of Operations (Exhibit 10.142), Cash Flow (Exhibit 10.143), and Notes (Exhibit 10.144).

Item 9.01.

Financial Statements and Exhibits.

10.140	Independent Auditors' Report
10.141	Balance Sheet as of December 31, 2006
10.142	Statements of Operations for year ended December 31, 2006
10.143 10.144	Statements of Cash Flows for the year ended December 31, 2006 Notes to Consolidated Financial Statement year ended December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date: May 14, 2007	By:	/s/ Matthew L. Schissler
Matthew L. Schissler,
Chief Executive Officer